UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 26, 2010

MULTICELL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10221	52-1412493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Cumberland Street, Suite 301
Woonsocket, Island 02895
 (Address of principal executive offices, including zip code)

(401) 762-0045
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

April 26, 2010, we issued a press release announcing the granting of a European patent for the treatment of cancer.  A copy of this press release is attached hereto as Exhibit 99.1.  This summary is qualified in its entirety by reference to Exhibit 99.1 to this current report.  The press release and the information therein are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Exhibits

Exhibit No.	Description

99.1	Press Release dated April 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTICELL TECHNOLOGIES, INC.

By:	/s/ W. Gerald Newmin
W. Gerald Newmin
Chief Executive Officer, Chief Financial Officer

Date:  April 26, 2010